Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: DGI Resolution, Inc. (f/k/a deCODE genetics, Inc.)(a)	Case No. 09-14063
Debtor	Reporting Period: Mar. 1, 2010 - Mar. 31, 2010
* Petition date was Nov. 16, 2009

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a		X(b)
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X(b)
Cash disbursement journals			X(b)
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4		X(c)
Copies of IRS Form 6123 or payment receipt			X(c)
Copies of tax returns filed during reporting period			X(c)
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5		X(d)
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

(a) On 1/27/2010, the Debtor formally changed its name to DGI Resolution, Inc.

(b) The Debtor attests that bank statement reconciliations have been prepared without exception as of 3/31/2010 and are available upon request.

(c) Information regarding Debtor taxes is available upon request.  See also Debtor Questionnaire (MOR-5).

(d) The Debtor has confirmed that there were no accounts receivable balances as of 3/31/2010.

/s/ Kristi J.Lanier	4/26/10
Signature of Authorized Individual*	Date

Kristi J.Lanier	Corporate Controller and Assistant Secretary
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the “CURRENT MONTH -ACTUAL” column must equal the sum of the four bank account columns.   The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) .

	BANK ACCOUNTS				CURRENT PERIOD		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED(a)	ACTUAL	PROJECTED(a)

Cash - beginning of period	2,894,304	0	0	496	2,894,802	2,734,500	82,744	82,745

RECEIPTS
Cash Sales	0	0	0	0	0	0	0	0
Accounts Receivable	0	0	0	0	0	0	0	0
Loans and Advances	0	0	0	0	0	0	0	0
Sale of Assets(b)	0	0	0	0	0	0	13,798,350	13,798,350
Other (c) (f)	73,456	0	0	0	73,456	0	1,731,965	240,535
Transfers (From DIP Accounts) (d)	0	0	0	0	0	0	7,872,678	1,272,678
Total Receipts	73,456	0	0	0	73,456	0	23,402,992	15,311,563

DISBURSEMENTS
Net Payroll	60,125	0	0	0	60,125	49,800	1,250,813	1,193,222
Payroll Taxes	0	0	0	0	0	0	0	0
Sales, Use & Other Taxes	0	0	0	0	0		8,009	0
Inventory Purchases	0	0	0	0	0		0	0
Secured/Rental/Leases	0	0	0	0	0		0	0
Insurance	48,979	0	0	0	48,979	48,979	256,535	238,900
Administrative	11,765	0	0	0	11,765	5,946	53,833	110,534
Selling	0	0	0	0	0	0	0	0
Other(c)	216,643	0	0	0	216,643	0	1,522,752	0
Owner Draw*	0	0	0	0	0	0	0	0
Transfers (to DIP account) (e) (f)	0	0	0	0	0	0	11,043,585	10,880,192
Transfers (Other)(d)	0	0	0	0	0	0	6,512,678	0
Professional Fees	111,231	0	0	0	111,231	814,342	272,036	1,118,052
Board of Director / Officer Fees	3,000	0	0		3,000	3,000	44,104	40,975
U.S. Trustee Quarterly Fees (g)	8,125	0	0	0	8,125	8125	13,000	8,125
Court Costs	0	0	0	0	0	0	0	0
Total Disbursements	459,868	0	0	0	459,868	930,192	20,977,345	13,590,000

NET CASH FLOW	-386,412	0	0	0	-386,412	-930,192	2,425,646	1,721,563
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF PERIOD	2,507,892	0	0	496	2,508,390	1,804,308	2,508,390	1,804,308

* Compensation to sole proprietors for services rendered to bankruptcy estate

(a) Current period projected cash activity has been solely derived from the updated winddown budget prepared by the Debtor which covers the 12-week period 1/29/10-4/16/10.  Filing-to-date projected cash activity has been derived from both the updated winddown budget prepared by the Debtor which covers the 12-week period 1/29/10-4/16/10 and the initial 13-week cash flow projection (11/20/2009-1/22/2010) included in the Debtor’s initial monthly operating report (Docket #53) filed with the Delaware bankruptcy court on 12/1/2009.

(b) Solely represents effective cash proceeds (including DIP repayments) received from the divestiture of Islensk erfdagreining ehf. (a/k/a deCODE, ehf.). Other non-cash transaction  proceeds included certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).  This transaction was completed on 1/21/2010.

(c) Represents Debtor’s receipt and subsequent transfer of cash collected on behalf of and subsequently remitted to Islensk erfdagreining ehf (a/k/a deCODE, ehf.), a former subsidiary of the Debtor, which was subsequently sold on 1/21/2010.  Ongoing receipts collected on behalf of deCODE, ehf. are remitted by the Debtor on a weekly basis.

(d) In order to facilitate draw-downs on the DIP financing, Saga Investments, LLC periodically disbursed, on behalf of the Debtor, certain amounts directly to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.), a former subsidiary of the Debtor, which was subsequently sold 1/21/2010.  All oustanding DIP amounts were repaid on 1/21/2010.

(e) In conjunction with the 1/21/2010 sale of Islensk erfdagreining ehf., all outstanding DIP principle and interest amounts were effectively repaid with cash proceeds from the sale.

(f) Filing-to-date actual amount also includes sales proceeds of $160,394 resulting from certain asset sales during January 2010 of deCODE Chemistry, Inc., a subsidiary of the Debtor.  Per terms of the Debtor’s DIP agreement, these sale proceeds were remitted to the Debtor and were used to pay down any oustanding DIP amounts.

(g) Represents additional payment of Quarterly U.S.Trustee fees for Q409.

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	459,868
Less: Transfers (to DIP account)	0
Less: Transfers (Other)	0
Less: Amounts Collected on Behalf of and Remitted to Islensk erfdagreining ehf. (a/k/a deCODE, ehf.) (c)	216,643
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	243,225

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception through 3/31/2010.

				Check		Amount Paid - Current Period		Amount Paid - Year-To-Date
Payee	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
O’Melveny & Meyers LLP	na	0	na	na	na	0	0	134,916	0
Delaware Claims Agency, LLC.	na	0	na	na	na	0	0	19,072	6,817
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.	Nov 09 - Jan 10	111,231	DGI Resolution, Inc.	2848	3/31/2010	110,310	921	110,310	921

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

		Cumulative
REVENUES	Current Period	Filing to Date
Gross Revenues	0	0
Less: Returns and Allowances	0	0
Net Revenue	0	0
COST OF GOODS SOLD
Beginning Inventory	0	0
Add: Purchases	0	0
Add: Cost of Labor	0	0
Add: Other Costs (attach schedule)	0	0
Less: Ending Inventory	0	0
Cost of Goods Sold	0	0
Gross Profit	0	0
OPERATING EXPENSES
Auto and Truck Expense	0	0
Bad Debts	0	0
Contributions	0	0
Employee Benefits Programs	2,831	74,966
Insider Compensation*	49,464	707,242
Insurance (a)	52,339	220,670
Management Fees/Bonuses	0	0
Office Expense	0	0
Pension & Profit-Sharing Plans	0	0
Repairs and Maintenance	0	0
Rent and Lease Expense	0	0
Research & Development	0	0
Salaries/Commissions/Fees	6,956	196,100
Sales & Marketing	0	0
Supplies	0	0
Taxes - Payroll	3,786	65,635
Taxes - Real Estate	0	0
Taxes - Other	0	0
Travel and Entertainment	0	0
Utilities	0	0
Other (attach schedule)	9,058	74,455
Total Operating Expenses Before Depreciation	124,434	1,339,067
Depreciation/Depletion/Amortization	605	2,702
Net Profit (Loss) Before Other Income & Expenses	-125,038	-1,341,769
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	-1,189,549
Interest Expense	350	315,644
Other Expense	0	0
Net Profit (Loss) Before Reorganization Items	-125,388	-467,865
REORGANIZATION ITEMS
Professional Fees	61,952	1,613,256
U. S. Trustee Quarterly Fees	4,333	26,000
Interest Earned on Accumulated Cash from Chapter 11	0	0
Gain on Sale of Subsidiary (b)	0	-51,859,357
Other Reorganization Expenses (c)	0	11,545,539
Total Reorganization Expenses	66,285	-38,674,562
Income Taxes	0	0
Net Profit (Loss)	-191,673	38,206,697

*“Insider” is defined in 11 U.S.C. Section 101(31).  Includes insider payroll and reimbursed expenses.

(a) Primarily represents directors and officers (D&O) insurance.

(b) On 1/21/2010, the Debtor completed the sale of Islensk erfdagreining ehf.  Total transaction proceeds consisted of $13,798,350 in cash, certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).

(c) Primarily relates to write-off of discount and deferred financing charges associated with a convertible notes obligation.

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
BREAKDOWN OF “OTHER” CATEGORY	Current Period	Filing to Date
Other Operational Expenses
Public Company Costs (G&A) (a)	8,030	100,196
Other (G&A)	372	31,749
Investor Relations (G&A)	0	11,702
Finance Department (G&A) (b)	656	-69,472
CEO’s Office (G&A)	0	280
Other Income
Gain on marketable equity securities - ARS (c)	0	-1,136,072
Exchange gain - ARS (c)	0	-53,477

(a) Primarily represents Board of Director expenses and transfer agent fees.

(b) Filing-to-date amount reflects reversal of accrual for Q3 2009 audit fees. As a result of the Debtor’s bankruptcy filing, no audit work was performed during the post petition period.

(c) This repurchase agreement expired on 12/31/2009.

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

		BOOK VALUE AT 11/16/2009
ASSETS	BOOK VALUE AT 3/31/2010	(BANKRUPTCY PETITION DATE)
CURRENT ASSETS
Unrestricted Cash and Equivalents	2,508,390	82,744
Restricted Cash and Cash Equivalents	0	0
Accounts Receivable (Net)	0	0
Notes Receivable(a)	299	0
Inventories	0	0
Prepaid Expenses	211,504	525,475
Professional Retainers	0	0
Other Current Assets(b)	103,933	103,934
TOTAL CURRENT ASSETS	2,824,126	712,153
PROPERTY AND EQUIPMENT
Real Property and Improvements	21,763	21,763
Machinery and Equipment	0	0
Furniture, Fixtures and Office Equipment	0	0
Leasehold Improvements	0	0
Vehicles	0	0
Less Accumulated Depreciation	-16,687	-13,985
TOTAL PROPERTY & EQUIPMENT	5,075	7,778
OTHER ASSETS
Loans to Insiders*	0	0
Investments (attach schedule)	9,268,162	-35,110,735
Other Assets (attach schedule)	0	15,932,929
TOTAL OTHER ASSETS	9,268,162	-19,177,807
TOTAL ASSETS	12,097,364	-18,457,876

		BOOK VALUE AT 11/16/2009
LIABILITIES AND OWNER EQUITY	BOOK VALUE AT 3/31/2010	(BANKRUPTCY PETITION DATE)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	36,752	93,578
Taxes Payable	0	0
Wages Payable	0	14,545
Notes Payable	48,804	242,279
Rent / Leases - Building/Equipment	0	0
Secured Debt / Adequate Protection Payments	0	0
Accrued Expenses	17,000	75,000
Professional Fees	1,261,125	11,944
Amounts Due to Insiders(c)	51,197	73,644
Other Postpetition Liabilities (attach schedule)	0	3,075,404
TOTAL POSTPETITION LIABILITIES	1,414,878	3,586,393
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0	0
Priority Debt	101,055	179,740
Unsecured Debt	235,054,491	238,996,540
TOTAL PRE-PETITION LIABILITIES	235,155,545	239,176,279
TOTAL LIABILITIES	236,570,424	242,762,673
OWNER EQUITY
Capital Stock	61,882	61,882
Additional Paid-In Capital	492,911,715	492,911,715
Partners’ Capital Account	0	0
Owner’s Equity Account	0	0
Retained Earnings - Pre-Petition	-755,653,353	-755,653,353
Retained Earnings - Postpetition	-13,652,660	0
Adjustments to Owner Equity (attach schedule)	51,859,357	1,459,208
Postpetition Contributions (Distributions) (Draws) (attach schedule)		0
NET OWNER EQUITY	-224,473,059	-261,220,548
TOTAL LIABILITIES AND OWNERS’ EQUITY	12,097,364	-18,457,876

(a) Represents note receivable due from Saga Investments, LLC.

(b) Represents deposit required by Debtor’s payroll company (TriNet Employer Group).

(c) Insider” is defined in 11 U.S.C. Section 101(31).

BALANCE SHEET - continuation sheet

		BOOK VALUE AT 11/16/2009
ASSETS	BOOK VALUE AT 3/31/2010	(BANKRUPTCY PETITION DATE)
Other Assets
Deferred Financing	0	2,415,779
Call Option Under Repurchase Agreement - ARS (a)	0	13,517,150
Investments
Equity Investment in Islensk erfdagreining ehf. (b)	0	-38,807,632
Equity Investment in Medichem Life Sciences, Inc. (c)	2,114,316	3,696,897
Investment in deCODE ehf. SPV aquiring entity (b)	7,153,847	0

		BOOK VALUE AT 11/16/2009
LIABILITIES AND OWNER EQUITY	BOOK VALUE AT 3/31/2010	(BANKRUPTCY PETITION DATE)
Other Postpetition Liabilities
DIP/Bridge Financing	0	3,005,262
Vacation Pay (non-insider)	0	25,921
Accrued Interest - DIP/Bridge Financing	0	44,221
Payable due to Islensk erfdagreining ehf.	0	0
Adjustments to Owner Equity
Unrealized Loss on Mkt Securities	0	1,459,208
Gain on sale of Islensk erfdagreining ehf.(b)	51,859,357	0

(a) This agreement expired on 12/31/2009.

(b) On 1/21/2010, the Debtor completed the sale of Islensk erfdagreining ehf.  Total transaction proceeds consisted of $13,798,350 in cash, certain stock in the aquiring entity (initially valued at $7,153,847) and certain contingent assets (value unknown).

(c) On March 30, 2010, MediChem Life Sciences, Inc. filed a voluntary petition under chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30 (a)	31-60	61-90 (b)	Over 90	Total
Accounts Payable	33,603	649	0	2,500	0	36,752
Wages Payable	0	0	0	0	0	0
Taxes Payable	0	0	0	0	0	0
Rent/Leases-Building	0	0	0	0	0	0
Rent/Leases-Equipment	0	0	0	0	0	0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	0
Professional Fees	1,261,125	0	0	0	0	1,261,125
Amounts Due to Insiders*	51,197	0	0	0	0	51,197
Note Payable	48,804	0	0	0	0	48,804
Accrued Expenses (c)	17,000	0	0	0	0	17,000
Other Postpetition Liabilities	0	0	0	0	0	0
Total Postpetition Debts	1,411,729	649	0	2,500	0	1,414,878

* “Insider” is defined in 11 U.S.C. Section 101(31).

(a) Vendor negotiations ongoing.

(b) Represents outstanding credit memo resolved & paid in full in April 2010.

(c) Represents unpaid Q1 2010 U.S. Trustee fees and bank transfer agent fees.

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.		X (a)

4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

(a) The Debtor has not yet filed its 2009 tax return, but intends to do so shortly.  In any event, the Debtor does not anticipate any amounts will be due and owing in connection with its 2009 tax return.